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                               THIRD AMENDMENT TO
                            SECURED CREDIT AGREEMENT

                                   AND WAIVER

        This THIRD AMENDMENT TO SECURED CREDIT AGREEMENT (this "Amendment"), dated as of August 9, 1999, is among BROWNSTONE HOLDINGS, INC., a Delaware corporation ("Brownstone"), ECOLOGY KIDS, INC., a Delaware corporation ("Ecology Kids"), DIPLOMAT HOLDINGS, INC., a California corporation ("Diplomat") and LEW MAGRAM LTD., a New York corporation ("Lew Magram"); Brownstone, Ecology Kids, Diplomat and Lew Magram are hereinafter referred to, collectively, as "Borrowers" and individually, as a "Borrower"), FIRST SOURCE FINANCIAL LLP, an Illinois registered limited liability partnership ("Lender") and DIPLOMAT DIRECT MARKETING CORPORATION, a Delaware corporation, in its capacity as funds administrator and borrowing agent for the Borrowers (in such capacity, the "Funds Administrator") (this and all other capitalized terms used herein are defined in Section 1 of the Credit Agreement defined below).

                                R E C I T A L S:

        A. Borrowers, Parent and Lender are parties to that certain Secured Credit Agreement dated as of May 12, 1999, as amended (the "Credit Agreement"), subject to the terms and conditions of which Lender has agreed to make loans and other financial accommodations to Borrowers.

        B. Borrowers have requested Lender to increase availability under the Borrowing Base by providing an advance against additional Collateral pledged by The Rubin Family Irrevocable Stock Trust U/A Dated April 30, 1997 (the "Trust").

        C. Subject to the terms and conditions of this Amendment, Lender has agreed to include the additional Collateral pledged by the Trust in the Borrowing Base.

        NOW, THEREFORE, in consideration of the foregoing and the mutual agreements contained herein, and subject to the terms and conditions hereof, Funds Administrator, Borrowers and Lender hereby agree as follows:

        1. Definitions. All capitalized terms used but not elsewhere defined in this Amendment shall have the respective meanings ascribed thereto in the Credit Agreement.

        2. Amendments to Credit Agreement. The Credit Agreement is amended as follows:

        2.01. Section 1.1 of the Credit Agreement is hereby amended by amending and restating the following definitions in their entirety:

        "Borrowing Base" shall mean, at any time with respect to any Borrower, an amount equal to the sum at such time of:

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For Brownstone:

        (1) eighty-five percent (85%) of the face amount (less maximum discounts, credits, allowances and reserves which may have been taken by or granted to Account Debtors in connection therewith) of existing Eligible Accounts owing to such Borrower, plus

        (2) the lesser of (a) $325,000 and (b) seventy percent (70%) of the face amount (less maximum discounts, credits, allowances and reserves which may have been taken by or granted to Account Debtors in connection therewith) of existing Eligible Deferred Billing Program Accounts owing to such Borrower, plus

        (3) the lesser of (a) $275,000 and (b) one hundred percent (100%) of the amount of such Borrower's existing Cash In Transit, plus

        (4) the lesser of (a) $4,000,000 and (b) the sum of (i) fifty-seven and one-half percent (57 1/2%) of the book value of all then existing Eligible Inventory (excluding Store Inventory) of such Borrower and determined at the lower of cost (determined on a first-in-first-out ("FIFO") basis) or market and
(ii) the lesser of (A) $275,000 and (B) twenty percent (20%) of the book value of all then existing Eligible Inventory consisting of Store Inventory of such Borrower determined on a discounted cost (FIFO) basis, plus

        (5) fifty-seven and one-half percent (57 1/2%) of the book value of all then existing Eligible LC Inventory of such Borrower determined at the lower of cost (determined on a FIFO basis) or market, plus

        (6) during the Overadvance Period, fifty percent (50%) of Pledged Cash Collateral, plus

        (7) during the Overadvance Period, fifty percent (50%) of the lesser of
(a) sixty percent (60%) of Pledged Restricted Tadeo Stock and (b) $900,000, plus

        (8) during the Overadvance Period, fifty percent (50%) of the lesser of
(a) Pledged Unrestricted Tadeo Stock and (b) $1,100,000.

For Diplomat:   $-0-

For Ecology Kids:

        (1) seventy-five percent (75%) of the face amount (less maximum discounts, credits, allowances and reserves which may have been taken by or granted to

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Account Debtors in connection therewith) of existing Eligible Accounts owing to such Borrower, plus

        (2) the lesser of (a) $800,000 and (b) fifty-seven and one-half percent (57 1/2%) of the book value of all then existing Eligible Inventory of such Borrower determined at the lower of cost (determined on a FIFO basis) or market, plus

        (3) during the Overadvance Period, ten percent (10%) of Pledged Cash Collateral, plus

        (4) during the Overadvance Period, ten percent (10%) of the lesser of
(a) sixty percent (60%) of Pledged Restricted Tadeo Stock and (b) $900,000, plus

        (5) during the Overadvance Period, ten percent (10%) of the lesser of
(a) Pledged Unrestricted Tadeo Stock and (b) $1,100,000.

For Lew Magram:

        (1) eighty-five percent (85%) of the face amount (less maximum discounts, credits, allowances and reserves which may have been taken by or granted to Account Debtors in connection therewith) of existing Eligible Accounts owing to such Borrower, plus

        (2) the lesser of (a) $1,175,000 and (b) seventy percent (70%) of the face amount (less maximum discounts, credits, allowances and reserves which may have been taken by or granted to Account Debtors in connection therewith) of existing Eligible Deferred Billing Program Accounts owing to such Borrower, plus

        (3) the lesser of (a) $225,000 and (b) one hundred percent (100%) of the amount of such Borrower's existing Cash In Transit, plus

        (4) the lesser of (a) $3,200,000 and (b) the sum of (i) fifty-seven and one-half percent (57 1/2%) of the book value of all then existing Eligible Inventory (excluding Store Inventory) of such Borrower and determined at the lower of cost (determined on a FIFO basis) or market and (ii) the lesser of (A) 225,000 and (B) twenty percent (20%) of the book value of all then existing Eligible Inventory consisting of Store Inventory of such Borrower consisting of Store Inventory and determined on a discounted cost (FIFO) basis, plus

        (5) fifty-seven and one-half percent (57 1/2%) of the book value of all then existing Eligible LC Inventory of such Borrower determined at the lower of cost (determined on a FIFO basis) or market, plus

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        (6) during the Overadvance Period, forty percent (40%) of Pledged Cash
Collateral, plus

        (7) during the Overadvance Period, forty percent (40%) of the lesser of
(a) sixty percent (60%) of Pledged Restricted Tadeo Stock and (b) $900,000, plus

        (8) during the Overadvance Period, forty percent (40%) of the lesser of
(a) Pledged Unrestricted Tadeo Stock and (b) $1,100,000.

                  "Pledged Cash Collateral" shall mean any certificates of deposit or other Cash Equivalent deposits or cash in depositary accounts (i) pledged by Robert Rubin or Trust to Lender and maintained at the Master Account Bank pursuant to a pledge or security agreement in form and substance satisfactory to the Lender and the Master Account Bank and (ii) in which Lender shall have a valid and perfected first priority Lien."

        2.02. Section 1.1 of the Credit Agreement is hereby amended by inserting the following new definitions in the alphabetically appropriate places therein:

                  "Overadvance Period" shall mean the period beginning June 30, 1999 and ending the earlier of (a) October 15, 1999 and (b) the date Parent receives Equity Sale Proceeds from a secondary offering of its common stock.

                  "Pledged Restricted Tadeo Stock" shall mean, at any time the same is to be determined, the value, calculated based upon the bid price reported as of the previous Business Day by the Securities Intermediary, of 500,000 shares of common stock of Tadeo Holdings, Inc. which shall be eligible for resale under Rule 144 of the Securities Act of 1933, as amended (the "Act"), commencing on October 27, 1999, pledged by Trust pursuant to the Pledge Agreement executed by Trust dated as of July 26, 1999, as amended; provided that
(i) such stock continues to be actively traded on the Nasdaq stock market and
(ii) the bid price of such stock is never less than $2.00.

                  "Pledged Unrestricted Tadeo Stock" shall mean, at any time the same is to be determined, the value, calculated based upon the bid price reported as of the previous Business Day by the Securities Intermediary, of 400,000 shares of common stock of Tadeo Holdings, Inc. which are eligible for resale under Rule 144(k) of the Act, pledged by Trust pursuant to the Pledge Agreement executed by Trust dated as of July 26, 1999, as amended; provided that
(i) such stock continues to be actively traded on the Nasdaq stock market and
(ii) the bid price of such stock is never less than $2.00.

                  "Pledged Tadeo Stock" shall mean the Pledged Restricted Tadeo Stock and the Pledged Unrestricted Tadeo Stock."

        2.02. The Credit Agreement is hereby amended by striking subsection 2.5(b) thereof and substituting the following new subsection 2.5(b) in lieu thereof:

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                 "(b) Mandatory Prepayments. Additionally, upon receipt by any
Borrower or any Subsidiary of any Borrower or Parent of (i) with respect to the Borrowers and their respective Subsidiaries, any Unapplied Insurance or Condemnation Proceeds (except as to Inventory), Asset Sale Proceeds, and (ii) with respect to Borrowers, their Subsidiaries and Parent, Equity Sale Proceeds, Borrowers shall make a mandatory prepayment of the Term Loans as set forth below in the amount thereof, subject to Lender's right to otherwise apply such payments after the occurrence and during the continuance of an Event of Default. Each such payment shall be accompanied by accrued interest on such principal amount. So long as no Event of Default exists, each such payment shall be applied to reduce, first, the remaining regularly scheduled principal installments of the Term B Loan in inverse order of their maturity until the Term B Loan is paid in full, and second, the remaining regularly scheduled principal installments of the Term A Loan in inverse order of their maturity until the Term A Loan is paid in full. Notwithstanding the foregoing to the contrary, with respect to Equity Sale Proceeds, (i) the first $1,000,000 of any Equity Sale Proceeds shall be applied to the Term B Loan as aforesaid, (ii) the next $4,000,000 of Equity Sale Proceeds shall be applied to the extent necessary to reduce the Total Revolving and LC Exposure such that the aggregate Borrowing Availability for all Borrowers (calculated as of the date such Equity Sale Proceeds are received) and eliminating from each Borrowing Base the Pledged Cash Collateral and Pledged Tadeo Stock components is $1,000,000, (the amount necessary to accomplish the foregoing shall be applied to the Revolving Loans as a mandatory prepayment in accordance with Section 7.3) with any excess to be retained by the Borrowers and the Parent for uses consistent with this Agreement and the Related Documents, (iii) the next $1,000,000 of Equity Sale Proceeds shall be applied to the Term A Loan as aforesaid, and (iv) any Equity Sale Proceeds in excess of $6,000,000 may be retained by the Borrowers and the Parent for uses consistent with the terms of this Agreement and the Related Documents."

        3. Conditions to Effectiveness. The effectiveness of this Amendment shall be subject to the satisfaction of all of the following conditions in a manner, form and substance satisfactory to Lender:

           (a) Second Amendment. The conditions precedent to the effectiveness of the Second Amendment to Secured Credit Agreement and Waiver have been fully satisfied.

           (b) Delivery of Documents. The following shall have been delivered to Collateral Agent, each duly authorized and executed:

              (1) this Amendment;

           (2) a First Amendment to Guaranty between Robert Rubin and Lender in form and substance satisfactory to the Lender;

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           (3) a First Amendment to Pledge Agreement between Robert Rubin and
        Lender in form and substance satisfactory to the Lender together with UCC financing statements relating thereto;

           (4) a First Amendment to Limited Recourse Guaranty between Trust and Lender in form and substance satisfactory to the Lender;

           (5) a First Amendment to Pledge Agreement between Trust and Lender in form and substance satisfactory to the Lender together with UCC financing statement amendments relating thereto;

           (6) stock certificates for 500,000 shares of the common stock of Tadeo Holdings, Inc. together with stock powers relating thereto;

           (7) counsel to Trust shall have rendered an opinion to Lender regarding the execution and delivery of the Related Documents executed by Trust in form and substance satisfactory to Lender;

           (8) such other instruments, documents, certificates, consents, waivers and opinions as Lender reasonably may request.

           (c) Payment of Fee. The Borrowers shall have paid to Lender a fee in the amount $25,000 as consideration for including the Pledged Restricted Tadeo Stock in the Borrowing Base. Lender and Borrowers agree such fee shall be paid from the proceeds of a Revolving Loan which the Funds Administrator hereby requests Lender to make on the date hereof. The Borrowers acknowledge that the $25,000 and $50,000 fees required by the first and second amendments to the Credit Agreement, respectively, have not yet been paid and are in addition to the fee required by this Amendment. Borrowers confirm that the foregoing fees constitute Liabilities under the Credit Agreement and may, at Lender's option at any time, be converted to Revolving Loans.

           (d) No Material Adverse Effect. No Material Adverse Effect shall have occurred since the date of the most recent financial statements for Parent and Borrowers received by Lender.

           (e) Payment of Costs. Borrowers shall have paid or caused to be paid to Lender all out of pocket expenses of Lender relating to this Amendment and the transactions contemplated herein, including, without limitation, the expenses and reasonable fees of Lender's counsel.

           (f) Satisfaction of Lender's Counsel. All legal matters incident to the transactions contemplated hereby shall be reasonably satisfactory to counsel for Lender.

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The date on which all of the conditions set forth in this Paragraph 3 have been satisfied (or waived by Lender) is referred to herein as the "Effective Date." Regardless of the Effective Date of this Amendment, the Related Documents (whether delivered prior hereto or in connection herewith) shall be effective upon execution and delivery thereof.

        4. References. From and after the Effective Date, all references to the Credit Agreement shall be deemed to refer to the Credit Agreement as amended hereby. From and after the date hereof, all references to the Related Documents shall be deemed to refer to the Related Documents as amended by the agreements contemplated in Section 3 of this Amendment.

        5. Representations and Warranties. Each Borrower hereby confirms to Lender that the representations and warranties set forth in the Credit Agreement and the Related Documents to which it is a party are true and correct as of the date hereof after giving effect to this Amendment, except to the extent such representations and warranties expressly relate to an earlier date and except as disclosed in the schedules attached to the most recent Notice Prime Rate Activity, Notice of LIBOR Activity or LC Guaranty Request. Each Borrower represents and warrants to Lender that (a) it has full power and authority to execute and deliver this Amendment and to perform its obligations hereunder, (b) upon the execution and delivery hereof, this Amendment will be valid, binding and enforceable upon it in accordance with its terms, (c) the execution and delivery of this Amendment does not and will not contravene, conflict with, violate or constitute a default under (A) the organizational documents or operating agreement of any Borrower or (B) any applicable law, rule, regulation, judgment, decree or order of which any Borrower has knowledge or any agreement, indenture or instrument to which any Borrower is a party or is bound or which is binding upon or applicable to all or any portion of its property, and (d) no Material Adverse Effect has occurred since the date of the last financial statements delivered by Borrowers to Lender.

        6. Costs and Expenses. Borrowers agree, jointly and severally, to reimburse Lender for all out of pocket expenses incurred in the preparation, negotiation and execution of this Amendment and the consummation of the transactions contemplated hereby, including, without limitation, the expenses and fees of counsel for Lender.

        7. No Further Amendments; Ratification of Liability. Except as amended hereby, the Credit Agreement and each of the Related Documents shall remain in full force and effect in accordance with their respective terms. Each Borrower hereby ratifies and confirms its liabilities, obligations and agreements under the Credit Agreement and the Related Documents to which it is a party, all as amended by this Amendment, and the liens and security interests created thereby, and each acknowledges that (a) it has no defenses, claims or set-offs to the enforcement of such liabilities, obligations and agreements, (b) Lender has fully performed all obligations to Borrowers which it may have had or have on and as of the date hereof and (c) other than as specifically set forth herein, Lender does not waive, diminish or limit any term or condition contained in any of the Credit Agreement or the Related Documents. Lender's agreement to the terms of this Amendment or any

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other amendment of the Credit Agreement or Related Documents shall not be deemed to establish or create a custom or course of dealing among Lender on the one hand, and the Borrowers on the other hand. This Amendment and the documents executed and delivered pursuant to this Amendment contain the entire agreement among Lender and Borrowers with respect to the transactions contemplated by this Amendment.

        8. Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, and all of which, when taken together, shall constitute one and the same instrument.

        9. Further Assurances. Each Borrower covenants and agrees that it will at any time and from time to time do, execute, acknowledge and deliver, or will cause to be done, executed, acknowledged and delivered, all such further acts, documents and instruments as reasonably may be required by Lender in order to effectuate fully the intent of this Amendment.

        10. Severability. If any term or provision of this Amendment or the application thereof to any party or circumstance shall be held to be invalid, illegal or unenforceable in any respect by a court of competent jurisdiction, the validity, legality and enforceability of the remaining terms and provisions of this Amendment shall not in any way be affected or impaired thereby, and the affected term or provision shall be modified to the minimum extent permitted by law so as most fully to achieve the intention of this Amendment.

        11. Captions. The captions in this Amendment are inserted for convenience of reference only and in no way define, describe or limit the scope or intent of this Amendment or any of the provisions hereof.

        [remainder of page left intentionally blank]

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        IN WITNESS WHEREOF, the parties hereto have executed and delivered this
Amendment at Chicago, Illinois as of the day and year first above written.

                                    DIPLOMAT DIRECT MARKETING CORPORATION, in its capacity as Funds Administrator

                                    By: /s/ Warren H. Golden
                                        ---------------------------------------
                                    Name Printed: Warren Golden
                                    Its: President and Chief Executive Officer

                                    BROWNSTONE HOLDINGS, INC.

                                    By: /s/ Warren H. Golden
                                        ---------------------------------------
                                    Name Printed: Warren Golden
                                    Its: Vice President

                                    ECOLOGY KIDS, INC.

                                    By: /s/ Warren H. Golden
                                        ---------------------------------------
                                    Name Printed: Warren Golden
                                    Its: Chief Financial Officer

                                    DIPLOMAT HOLDINGS, INC.

                                    By: /s/ Warren H. Golden
                                        ---------------------------------------
                                    Name Printed: Warren Golden
                                    Its: Chief Financial Officer

                                    LEW MAGRAM LTD.

                                    By: /s/ Warren H. Golden
                                        ---------------------------------------
                                    Name Printed: Warren Golden
                                    Its: Executive Vice President

                                    FIRST SOURCE FINANCIAL LLP

Third Amendment

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                                    By: First Source Financial, Inc.
                                    Its: Manager

                                    By: /s/ Chester R. Zara
                                        ---------------------------------------
                                    Name Printed: Chester R. Zara
                                    Its: Senior Vice President

Third Amendment